UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2021

SmileDirectClub, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39037	83-4505317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Union Street Nashville, Tennessee	37219
(Address of Principal Executive Offices)	(Zip Code)

(800) 848-7566
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name on Each Exchange on Which Registered
Class A common stock, par value $.0001 per share	SDC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On March 30, 2021, Richard J. Schnall notified the Board of Directors (the “Board”) of SmileDirectClub, Inc. (“the Company”), of his intention to resign as a member of the Board, effective as of March 31, 2021.
(d)
On April 1, 2021, the Board of the Company elected Edward W. Ward, III as a member of the Board, effective immediately. Mr. Ward will become a member of the Audit Committee. Mr. Ward will serve on the Board as a Class I director until the Company’s 2023 annual meeting of the stockholders or until his successor is duly elected and qualified or until his earlier death, resignation, or removal.
Upon his appointment to the Board, Mr. Ward will be compensated for his service by an annual grant of Class A restricted stock units (“RSUs”) awarded on April 1 of each year, beginning on April 1, 2021. The RSUs will have a grant date fair value of $300,000.00 which will vest on the first anniversary of the grant date, subject to Mr. Ward’s continued service on the Board through the vesting date.
There is no arrangement or understanding between Mr. Ward and any other persons or entities pursuant to which Mr. Ward was appointed as a director, and there are no transactions in which Mr. Ward has an interest requiring disclosure under Item 404(a) of Regulation S-K.
A copy of the press release announcing Mr. Ward’s appointment to the Board and Mr. Schnall’s departure from the Board is filed herewith as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description
99.1	Press Release dated April 2, 2021, announcing the election of Edward W. Ward, III to the Board of SmileDirectClub, Inc. and the departure of Richard J. Schnall from the Board of SmileDirectClub, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMILEDIRECTCLUB, INC.

By:	/s/ Kyle Wailes

Name:	Kyle Wailes
Title:	Chief Financial Officer

Date: April 1, 2021